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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                PXRE Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                December 9, 1996
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


       Delaware                     0-15428                     06-1183996
------------------------------------------------------------------------------
 (State or other juris-           (Commission               (I.R.S. Employer
diction of incorporation)         File Number)             Identification No.)


             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
            ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (908) 906-8100
               -------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.           Other Events.

                  At a Special Meeting of Stockholders of PXRE Corporation (the "Company") held December 9, 1996 (the "Special Meeting"), the holders of the Company's Common Stock approved and adopted the Agreement and Plan of Merger between the Company and Transnational Re Corporation ("Transnational"), dated as of August 22, 1996, as amended (the "Merger Agreement"). The consummation of the merger remains subject to the satisfaction of customary closing conditions but is expected to be completed on December 11, 1996.

         Upon completion of the merger, Transnational will cease to exist and the Company will continue as the surviving corporation. In addition, Transnational's reinsurance subsidiary, Transnational Reinsurance Company, will become a subsidiary of PXRE Reinsurance Company, the reinsurance underwriting subsidiary of the Company.

         Pursuant to the Merger Agreement, each share of Class A Common Stock and Class B Common Stock of Transnational will be canceled, and holders of such shares will have the right to exchange each of their shares for 1.0575 shares of Common Stock of the Company and cash in lieu of fractional shares.

         The American Stock Transfer & Trust Company has been retained by the Company to serve as Exchange Agent. Letters of transmittal, together with instructions, are expected to be provided promptly to Transnational stockholders to facilitate the exchange.

         At the Special Meeting the holders of the Company's Common Stock also approved an amendment to the Restated Certificate of Incorporation of the Company which increases the number of shares of Common Stock which the Company has authority to issue from 20,000,000 to 40,000,000 shares.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

                  Number         Exhibit
                  -----          -------

                  99             Press Release of PXRE Corporation,
                                 dated December 9, 1996.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PXRE CORPORATION

Dated:  December 9, 1996                       By: /s/ F. Sedgwick Browne
                                                   -----------------------
                                                   F. Sedgwick Browne
                                                   Secretary

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                                  EXHIBIT INDEX


Exhibit No.            Exhibit                                           Page
----------             -------                                           ----

99                     Press Release of PXRE Corporation,
                       dated December 9, 1996.

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